  NASDAQ: WFBI www.wfbi.com Investor Presentation September 2016

Disclaimer 1 WashingtonFirst Bankshares, Inc. and its subsidiaries (the “Company”) make forward- looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-K filed March 15, 2016 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Officer (703) 840-2410 mjohnson@wfbi.com

Corporate Overview 2  Full service commercial bank founded in 2004, headquartered in Reston, VA, with 19 branches in the Washington, DC metro area  Excellent market position as the 4th largest bank headquartered in the Washington, DC metro area(1)  $1.9 billion in total assets as of June 30, 2016 • 5-year asset CAGR: 32% • Demonstrated organic growth and successful acquisitions  Superior asset quality: NPAs of 0.71% as of June 30, 2016  Experienced management team  Strong earnings with diverse revenue channels  Recent market superlatives • Top 10 Most Profitable Banks in DC metro area(2) • Top 20 Fastest Growing Banks in USA(3) • One of the fastest growing companies in the DC metro area (2014 and 2015)(2) • Added to the Russell 2000® in 2016 (1) Source: SNL Financial; based on deposits. Includes recently announced acquisition of Cardinal Financial Corp by United Bankshares (2) Source: Washington Business Journal (3) Source: SNL Financial

Locations 3

Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Success Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting 4

Board of Directors

Diverse experience with strong ties to the Washington, DC metropolitan area

Physicians



Madhu K. Mohan, MD *
Riverside Medical Group



Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers



Shaza L. Andersen *
President & Chief Executive Officer



Joseph S. Bracewell *
Chairman of the Board

Real Estate Professionals



Stephen M. Cumbie
NVCommercial, NVRetail, Metro Realty



Jon M. Peterson
The Peterson Companies



William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals



C.E. Andrews *
MorganFranklin Consulting



Josephine S. Cooper
Josephine Cooper, LLC



Honorable
John H. Dalton
The Financial Services Roundtable



Donald W. Fisher, PhD
American Medical Group Association



Larry D. Meyers
Meyers & Associates



James P. Muldoon
METCOR, Ltd.



General (Ret.)
Johnnie E. Wilson
JWIL, LLC

Entrepreneurs



Juan A. Mencia *
CubeCorp/ByteTech



Caren D. Merrick
Pocket Mentor



Mark C. Michael
Occasions Caterers, Inc.



Kenneth Morrissette *
Interstate Worldwide Relocation Services



Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys



Richard D. Horn
General Counsel



William C. Oldaker *
Oldaker Law Group, LLP



Honorable
Joe R. Reeder
Greenberg Traurig

** Executive Committee*

5
WashingtonFIRST BANKSHARES, INC.

Senior Leadership Overview  Longevity amongst experienced, diverse management team  Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value  Well-connected in the Washington DC metro business community  Excellent regulatory relationships  Significant insider ownership 6 Name Age Title Joseph S. Bracewell 69 Chairman of the Board Shaza L. Andersen 49 President/CEO George W. Connors, IV 56 Bank President/CCO Matthew R. Johnson 52 EVP/CFO Richard D. Horn 54 General Counsel Michael J. Rebibo 50 EVP/President Mortgage & 1st Portfolio

Senior Leadership Team Joseph S. Bracewell – Chairman of the Board  Chairman of the Board of Directors of the Bank and the Company  Over 40 years of experience in the banking and legal industries  Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold  Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO  Founder and Chief Executive Officer of WashingtonFirst Bank  Over 25 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until acquired by United Bank in 2001  Extensive M&A experience  Serves on several Boards including Amalgamated Casualty Insurance, Washington Redskins Leadership Council, Blitz for the Better Foundation, and George Mason University Dean’s Advisory Council, and previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta 7 Matthew R. Johnson – EVP / CFO  Executive Vice President and Chief Financial Officer of WashingtonFirst  Has been with WashingtonFirst since its inception in 2004  Extensive financial institution planning and development as well as acquisition experience  Prior to WashingtonFirst served as the Chief Financial Officer of another community bank in the DC metro area and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

Senior Leadership Team



George W. Connors, IV – Bank President / CCO

- Founding director and President and Chief Credit Officer of WashingtonFirst
- Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank
- Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee



Richard D. Horn – General Counsel & Corporate Secretary

- Founding director and General Counsel for both the Bank and the Company
- Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC
- Admitted to practice law in Virginia, Maryland and the District of Columbia



Michael J. Rebibo, CFP® – EVP/ President Mortgage & 1st Portfolio

- Founder and President/CEO of subsidiaries WashingtonFirst Mortgage & 1st Portfolio Wealth Advisors
- Prior to founding 1st Portfolio was founder and CEO of Financial Security Corporation
- Served as a founding organizer of Access National Corporation, a publicly traded holding company in the Washington, DC metro area

8 WashingtonFIRSTBANKSHARES, INC.

$66,642 $74,567 $92,441 $53,706 Virginia Maryland Washington D.C. MSA Nation Attractive Market – Washington D.C. 9 Washington D.C. Market Highlights Median Household Income 2015 Projected Population Change (1) Projected Household Income Change (1) 4.7% 3.9% 6.3% 3.5% Virginia Maryland Washington D.C. MSA Nation 8.2% 10.0% 8.4% 6.7% Virginia Maryland Washington D.C. MSA Nation Source: SNL Financial (1) Growth projections for 2015-2020 • 6th largest population in the nation (6.1 million) • $163 billion in deposits • 2.3 million households • 219,675 businesses • 4.3% unemployment rate

Summary 5-Year Financial Performance

(Dollars in Thousands) *Except per share data*	At or for the year ended, 12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	'11-'15 CAGR	Quarter Ended, 03/31/16	6/30/16
Balance Sheet								
Total Assets	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	**31.7%**	$ 1,759,383	$ 1,853,666
Total Net Loans	415,005	747,095	829,586	1,056,869	1,332,228	**33.9%**	1,371,167	1,431,126
Deposits	479,001	972,660	948,903	1,086,063	1,333,242	**29.2%**	1,407,560	1,548,877
Total Equity	53,477	101,520	107,604	134,538	178,595	**35.2%**	184,128	188,300
Balance Sheet Ratios								
Loans HFI / Deposits	87.7%	77.5%	88.3%	98.1%	98.1%		95.6%	89.8%
TCE / TA	5.77%	6.97%	7.64%	8.60%	9.95%		9.79%	9.52%
Leverage Ratio	9.06%	9.97%	10.53%	10.23%	10.67%		10.55%	10.06%
Total Capital Ratio	11.84%	13.77%	14.05%	13.20%	14.86%		14.74%	14.56%
Performance								
Net Income - Common	$ 1,930	$ 2,057	$ 6,161	$ 9,263	$ 12,181	**58.5%**	$ 3,924	$ 4,398
Diluted EPS	$ 0.59	$ 0.56	$ 0.76	$ 1.12	$ 1.19	**19.2%**	$ 0.32	$ 0.35
ROAA	0.53%	0.39%	0.60%	0.75%	0.83%		0.94%	0.98%
ROAE	5.24%	3.92%	6.01%	8.36%	8.48%		8.58%	9.42%
Net Interest Margin	4.02%	4.14%	3.97%	3.92%	3.74%		3.51%	3.37%
Efficiency Ratio	67.4%	75.3%	67.2%	66.4%	64.0%		64.7%	64.7%
Asset Quality								
NPAs / Assets	1.25%	1.92%	1.97%	0.84%	0.86%		0.80%	0.71%
NCOs / Avg Loans*	0.22%	0.43%	0.32%	0.24%	0.04%		0.20%	0.20%
Reserves / Loans HFI	1.17%	0.83%	1.02%	0.87%	0.94%		0.92%	0.91%

* 6/30/2016 Annualized

Source: Company documents

10 WashingtonFIRSTBANKSHARES, INC.

Consistent Balance Sheet Growth 11 Total Assets (Dollars in Millions) Source: Company documents and SNL Financial *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 2Q2016 **Represents quarter-over-quarter growth in 1Q 2016 and 2Q2016 $559 $1,148 $1,128 $1,335 $1,674 $1,759 $1,854 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 2011 2012 2013 2014 2015 Q1 2016** Q2 2016 ** WFBI 22.8% 105.2% (1.8%) 18.4% 25.8% 5.1% 5.4% Peers* (1.1%) 8.5% (1.6%) 4.8% 4.2% 1.7% 1.9%

Total Asset Size As of June 30, 2016 12

Loans, Held for Investment As of June 30, 2016 13 Diversified loan portfolio with a strong credit culture Amount (in thousands) Construction and Development 270,476$ Commercial Real Estate (Owner Occupied) 226,949 Commercial Real Estate (Investment Property) 465,445 Residential Real Estate 254,520 Commercial and Industrial 166,941 Consumer 7,192 Total HFI 1,391,523$ Construction and Development 19% Commercial Real Estate (Owner Occupied) 16% Commercial Real Estate (Investment Property) 34% Residential Real Estate 18% Commercial and Industrial 12% Consumer 1% Note: Multifamily loans included in Commercial Real Estate (Investment Property)

Asset Quality 14 Nonperforming Assets (Dollars in Thousands) NPAs / Assets Source: Company documents and SNL Financial * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 2Q2016 WFBI Peers* $6,987 $22,051 $22,265 $11,206 $14,498 $14,059 $13,205 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Nonaccruals TDRs OREO 90+ PD NPA / L+O 1.25% 1.92% 1.97% 0.84% 0.86% 0.80% 0.71% 2.98% 2.48% 2.33% 2.41% 1.69% 1.56% 1.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2011 2012 2013 2014 2015 Q1 2016 Q2 2016

Our Credit Culture  We regard the money we are lending as our own money  We do not engage in speculative lending and expect our borrowers to have a vested interest  We believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors  We look for a primary source of repayment based on a demonstrated cash flow history  We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees  Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee  We strive to identify problems early and work them out expeditiously  We have zero tolerance for compliance violations or any kind of insider self-dealing 15

Strong Core Deposit Base 16 06/30/2016 Deposit Composition ($ in Millions) Non-Maturity Deposits Cost of Deposits = 0.60% Source: Company documents *Jumbo Time Deposits are those time deposits over $250,000 Noninterest Bearing Deposits, $418.4 NOW & Other Trans. Accts, $153.3 MMDA & Other Savings, $485.1 Retail Time Deposits, $349.3 Jumbo Time Deposits*, $142.8 $277.5 $590.4 $624.5 $715.2 $893.1 $936.4 $1,056.8 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 2011 2012 2013 2014 2015 1Q 2016 2Q 2016 C os t o f D ep os it s (% ) N on -M at u rit y D ep os it s (D oll ar s in Milli on s)

Earnings Growth 17 Net Income (Dollars in Thousands) Source: Company documents Net Income - Common ($000) $1,930.0 $2,057.0 $6,161.0 $9,263.0 $12,181.0 $3,924.0 $4,398.0 $0.0 $2,000.0 $4,000.0 $6,000.0 $8,000.0 $10,000.0 $12,000.0 $14,000.0 2011 2012 2013 2014 2015 1Q 2016 2Q 2016 N et I n co m e 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Diluted EPS $0.59 $0.56 $0.76 $1.12 $1.19 $0.32 $0.35

Recent Financial Performance 18 Efficiency Ratio (%)(1) Core ROAA (%)(2) Source: SNL Financial and Company documents (1) Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense, gains/losses on sale of securities, debt extinguishment and amortization of intangibles (2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities; 1Q2016 and 2Q2016 annualized (3) Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 2Q2016 (3) (3) 0.53% 0.65% 0.64% 0.75% 0.86% 0.94% 0.98% 0.82% 0.90% 0.91% 0.92% 0.86% 0.92% 0.92% 0.50% 0.75% 1.00% 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 WFBI Peer Median 64.3% 61.4% 65.0% 65.2% 64.0% 64.7% 64.7% 64.3% 65.3% 66.8% 66.6% 65.7% 64.9% 63.4% 60.0% 62.5% 65.0% 67.5% 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 WFBI Peer Median

19 Net Interest Margin Net Interest Margin Over Time  Positioned for a rising interest rate environment; nearly 68% of the loan portfolio consists of floating and adjustable rate as of 06/30/2016  Modeling +200bp interest rate shock results in an increase in net interest income of 8.2% based on 6/30/2016 data Source: Company documents (1) Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 2Q2016 WFBI Peer Median (1) 4.03% 4.01% 3.89% 3.89% 3.65% 3.63% 3.65% 4.02% 4.14% 3.97% 3.92% 3.68% 3.51% 3.37% 3.20% 3.45% 3.70% 3.95% 4.20% 2011 2012 2013 2014 2015 Q1 2016 Q2 2016

Current Capital Position 20 Consolidated Capital Components Source: Company documents (1) Common Equity adjusted for other tier 1 components (2) Recorded on the balance sheet at its fair value of $7.9 million  Regulatory capital levels are above “well-capitalized” levels under regulatory guidelines for prompt corrective action  $10.3 million of par value of trust preferred(2) yielding 3 Month LIBOR + 315 bps with weighted average cost of 3.78% as of 06/30/2016  $25.0 million of subordinated debt with a 6% fixed-to-floating rate coupon matures 10/15/2025, callable 10/15/2020. (1) 0 50,000 100,000 150,000 200,000 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Common Equity SBLF / TARP Sub Debt TruPS All other Tier 2 Capital

WFBI Stock Performance (LTM) As of September 2, 2016 21 Source : SNL Financial Volume $24.90 37.7% year over year Price 37,112 avg daily (3 months)

M&A Track Record 22 Proven track record of completing acquisitions WFBI acquisition of 1st Portfolio Holding Corporation, in 2015 (all stock) WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted) WFBI acquisition of Alliance Bankshares in 2012 (cash and stock) WFB acquisition of First Liberty Bancorp in 2006 (cash and stock) WFB acquisition of Sterling branch in 2005 WFB acquisition of DC branch in 2004  Century National Bank (CNB) sale to United Bankshares in 2001  CNB acquisition of GrandBank in 2000  CNB acquisition of Reston branch in 1998  CNB acquisition of McLean branch in 1997 (including capital raising contingency)  CNB acquisition of DC branch from RTC in 1994

 Strong management team  Insider ownership aligns management and stakeholder interests  Demographically attractive market area  Demonstrated track record of quality growth  Excellent asset quality and risk management  Strong profitability with attractive earnings growth Concluding Remarks 23

  NASDAQ: WFBI www.wfbi.com Thank you

 Appendix  25

Facts About Our Common Stock As of September 2, 2016 26 Exchange NASDAQ Stock Market Ticker symbol WFBI Current Market Price1 $24.90 Common shares outstanding 10,431,016 voting; 12,252,430 total Market capitalization1 $305.1 million Insider ownership2 25.4% total Institutional ownership2 44.6% total Stock dividends 5% in 2012, 2013 and 2014 Cash dividend Consecutive quarterly dividends since January 2014 Current quarterly dividend $0.06 (0.96% yield) Average volume1 (3 mo. average) 37,112 Fully Diluted EPS (LTM) $1.29 Tangible book value (6/30/2016) $14.30 1 Data as of close of business September 2, 2016. 2 SNL Financial

Capital Strength 27 (dollars in thousands) 2011 2012 2013 2014 2015 1Q2016 2Q2016 Total Assets 559,462$ 1,147,818$ 1,127,559$ 1,335,310$ 1,674,466$ 1,759,383$ 1,853,666$ Total Shareholders' Equity 53,477 101,520 107,604 134,538 178,595 184,128 188,300 Total risk based capital 52,660 113,752 123,811 146,713 209,962 213,364 217,724 Total risk weighted assets 455,150 826,103 881,235 1,111,426 1,412,771 1,447,176 1,495,678 TCE / Tangible Assets 5.78% 6.97% 7.64% 8.60% 9.95% 9.79% 9.52% Total risk based capital ratio 11.84% 13.77% 14.05% 13.20% 14.86% 14.74% 14.56% Tier 1 risk based capital ratio 10.73% 12.71% 12.80% 12.14% 12.22% 12.16% 12.04% Tier 1 leverage ratio 9.06% 9.97% 10.53% 10.23% 10.67% 10.55% 10.06%

Historical Balance Sheet

(dollars in thousands)	2011	2012	2013	2014	2015	1Q2016	2Q2016
Cash and cash equivalents	$ 72,321	$ 224,207	$ 109,164	$ 62,306	$ 62,753	$ 69,117	$ 99,441
Investment securities and other investments	59,477	138,221	148,897	171,733	226,241	263,617	265,156
Loans held for sale	-	-	-	1,068	36,494	37,439	52,198
Loans held investment, net of allowance	415,005	747,095	829,586	1,055,801	1,295,794	1,333,728	1,378,928
Other real estate owned	615	3,294	1,463	361	-	1,675	2,159
Intangibles	3,601	4,029	3,943	6,894	13,319	13,240	13,173
Other assets	8,443	30,972	34,506	37,147	39,865	40,567	42,611
Total Assets	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	$ 1,759,383	$ 1,853,666
Deposits	$ 479,001	$ 972,660	$ 948,903	$ 1,086,063	$ 1,333,242	$ 1,407,560	$ 1,548,877
Borrowings	24,350	64,923	63,489	104,311	149,913	154,988	103,563
Other liabilities	2,634	8,715	7,563	10,398	12,716	12,707	12,926
Total Liabilities	505,985	1,046,298	1,019,955	1,200,772	1,495,871	1,575,255	1,665,366
Preferred stock	17,796	17,796	17,796	13,347	-	-	-
Common equity	35,757	83,757	91,317	120,757	178,722	182,375	186,395
Accumulated OCI	(76)	(33)	(1,509)	434	(127)	1,753	1,905
Total Shareholders' Equity	53,477	101,520	107,604	134,538	178,595	184,128	188,300
Total Liabilities and Shareholders' equity	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	$ 1,759,383	$ 1,853,666
Summary ratios:							
Tangible book value per share*	$ 10.01	$ 10.12	$ 10.69	$ 11.95	$ 13.55	$ 13.98	$ 14.30
Loans HFI / Deposits	87.7%	77.5%	88.3%	98.1%	98.1%	95.6%	89.8%

* Retroactively adjusted to reflect the effect of all stock dividends.

28 WashingtonFIRSTBANKSHARES, INC.

Historical Income Statement 29 * Retroactively adjusted to reflect the effect of all stock dividends. (dollars in thousands) 2011 2012 2013 2014 2015 1Q2016 2Q2016 Interest income 24,387$ 28,219$ 46,829$ 55,119$ 63,183$ 17,544$ 18,182$ Interest expense 5,009 4,949 6,130 7,219 9,211 2,991 3,181 Net interest income 19,378 23,270 40,699 47,900 53,972 14,553 15,001 Provision for loan losses 2,301 3,225 4,755 3,005 3,550 625 980 Net interest income after provision for loan losses 17,077 20,045 35,944 44,895 50,422 13,928 14,021 Non-interest income 1,159 3,541 1,139 1,998 7,891 4,781 8,490 Non-interest expense 13,835 20,178 28,117 33,116 39,589 12,501 15,535 Income before provision for income taxes 4,401 3,408 8,966 13,777 18,724 6,208 6,976 Provision for income taxes 1,794 1,173 2,627 4,353 6,469 2,284 2,578 Net income 2,607 2,235 6,339 9,424 12,255 3,924 4,398 Preferred stock dividends and accretion 677 178 178 161 74 - - Net income available to common shareholders 1,930$ 2,057$ 6,161$ 9,263$ 12,181$ 3,924$ 4,398$ Fully diluted earnings per share* 0.59$ 0.56$ 0.76$ 1.12$ 1.19$ 0.32$ 0.35$

Credit Composition and Quality 30 (dollars in thousands) 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non-accrual 8,558$ 8,694$ 5,638$ 5,920$ 8,379$ 10,201$ 8,790$ 7,417$ 90+ days still accruing 157 - - 113 73 28 - 13 TDRs 1,807 2,151 3,090 4,362 3,959 4,269 3,594 3,616 OREO 1,161 361 451 291 109 - 1,675 2,159 Other - - - - - - - - Non-performing assets 11,683$ 11,206$ 9,179$ 10,686$ 12,520$ 14,498$ 14,059$ 13,205$ Loans 30-89 days past due / Loans HFI 0.75% 0.57% 0.11% 0.41% 0.49% 0.35% 0.51% 0.20% NPAs & 90+ days past due / Assets 0.87% 0.84% 0.64% 0.70% 0.78% 0.86% 0.80% 0.71% Reserves / Loans HFI 0.88% 0.87% 0.91% 0.90% 0.92% 0.94% 0.92% 0.91% Non-GAAP, adjusted reserves / Loans HFI 1.58% 1.46% 1.45% 1.36% 1.31% 1.30% 1.25% 1.22% Reserves / NPLs 85.29% 85.36% 112.91% 102.22% 93.25% 84.76% 99.56% 114.02% Net charge-offs / Average loans HFI* 0.10% 0.20% 0.04% 0.03% 0.04% 0.04% 0.20% 0.20% * 1Q2016 and 2Q2016 Annualized